UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 17, 2002

Exact Name of Registrant as Specified in Its Charter	Commission File Number	I.R.S. Employer Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (808) 543-5662

None

(Former name or former address, if changed since last report.)

Item 5.    Other Events

A.    ASB Realty Corporation

In March 1998, ASB formed a subsidiary, ASB Realty Corporation, which elects to be taxed as a real estate investment trust. This reorganization has reduced Hawaii bank franchise taxes, net of federal income taxes, of HEI Diversified, Inc. (HEIDI) and ASB by $2 million for the six months ended June 30, 2002 and $12 million for prior years. ASB has taken a dividends received deduction on dividends paid to it by ASB Realty Corporation in the returns filed for 1999 through 2001. The State of Hawaii Department of Taxation has challenged ASB’s position and in September 2002, issued a notice of tax assessment, including interest, in the amount of $16.8 million (or $11 million, net of federal income taxes) for tax years 1999 through 2001. ASB believes there are errors in the calculation of the assessment and that its tax position is proper. ASB plans to contest the assessment.

B.    On September 17, 2002, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. CONFIRMS CURRENT EXPENSING OF STOCK OPTIONS AND ANNOUNCES PLANS TO ADOPT PREFERRED METHOD FOR STOCK OPTION ACCOUNTING

HONOLULU — Hawaiian Electric Industries, Inc. (NYSE—HE) confirmed today that for several years it has been expensing stock options over their vesting period in accordance with the Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” For the period from January 1 to June 30, 2002, the company recognized net compensation expense of $1.5 million (or 4 cents per share) for outstanding stock options.

Under generally accepted accounting principles there are two acceptable standards for stock option accounting, including Opinion 25. The Financial Accounting Standards Board’s preferred method, however, is to expense options in accordance with Statement of Financial Accounting No. 123, “Accounting for Stock-Based Compensation.” The Financial Accounting Standards Board (FASB) is considering a number of alternative transition rules for Statement 123. It is expected that these new rules will be issued before yearend and the company expects to adopt the accounting method prescribed by Statement 123 once the new transition rules are finalized. The methods of calculating stock option expense under Opinion 25 and Statement 123 differ, resulting in different stock option expense amounts. Historically, the differences in these expense amounts have not been material for the company. The company is not able to predict which alternatives the FASB will ultimately adopt.

HEI is the largest Hawaii-based company, providing electric utility services to 95% of Hawaii’s residents and a wide array of banking services to consumers and businesses through the state’s third largest bank.

Forward-Looking Statements

This release may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance (including future revenues, expenses, earnings or losses or growth rates), ongoing business strategies or prospects and possible future actions, which may be provided by management, are also forward-looking

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statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements in this release should be read in conjunction with “FORWARD-LOOKING STATEMENTS” (which is incorporated by reference herein) set forth on page v of HEI’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 and in HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date of this release.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC. (Registrant)

/s/ Robert F. Mougeot
Robert F. Mougeot Financial Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer of HEI)

Date: September 17, 2002

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